I.D. Systems Announces Proposed Underwritten Public Offering

Woodcliff Lake, NJ — July 11, 2017 — I.D. Systems, Inc. (NASDAQ: IDSY) (“I.D. Systems” or the “Company”) today announced that it intends to offer shares of its common stock in an underwritten public offering. The offering is subject to market conditions, and there can be no assurance as to whether or when the offering may be completed, or as to the actual size or terms of the offering. The Company intends to use the net proceeds from the offering to fund its acquisition of assets of Keytroller, LLC and for general corporate purposes.

B. Riley & Co., LLC is acting as the sole book-runner in the offering, and Lake Street Capital Markets, LLC is acting as co-manager in the offering.

The shares of common stock will be issued by I.D. Systems pursuant to a shelf registration statement on Form S-3 that was previously filed with, and declared effective by, the Securities and Exchange Commission (“SEC”). This offering may only be made by means of a prospectus supplement and the accompanying prospectus. A preliminary prospectus supplement related to the offering has been filed with the SEC and is available on the SEC’s website located at http://www.sec.gov. Copies of the preliminary prospectus supplement and the accompanying base prospectus related to the offering, when available, may be obtained from B. Riley & Co., LLC, 11100 Santa Monica Blvd., Suite 800, Los Angeles, California 90025, or by telephone at (888) 295-0155, or by email at capitalmarkets@brileyco.com. A final prospectus supplement related to the offering will be filed with the SEC.

This press release shall not constitute an offer to sell or the solicitation of an offer to buy these securities, nor shall there be any sale of these securities in any state or other jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such state or other jurisdiction.

About I.D. Systems

Headquartered in Woodcliff Lake, New Jersey, with subsidiaries in Texas, Germany, and the United Kingdom, I.D. Systems is a leading global provider of wireless M2M solutions for securing, controlling, tracking, and managing high-value enterprise assets, including rental cars, industrial vehicles, trailers, containers, and cargo. The Company’s patented technologies address the needs of organizations to monitor and analyze their assets to increase efficiency and productivity, reduce costs, and improve profitability. For more information, please visit www.id-systems.com.

Cautionary Note Regarding Forward-Looking Statements

This press release contains forward looking statements within the meaning of federal securities laws. Forward-looking statements include statements with respect to I.D. Systems’ beliefs, plans, goals, objectives, expectations, anticipations, assumptions, estimates, intentions, and future performance, and involve known and unknown risks, uncertainties and other factors, which may be beyond I.D. Systems’ control, and which may cause its actual results, performance or achievements to be materially different from future results, performance or achievements expressed or implied by such forward-looking statements. All statements other than statements of historical fact are statements that could be forward-looking statements. For example, forward-looking statements include statements regarding: prospects for additional customers; potential contract values; market forecasts; projections of earnings, revenues, synergies, accretion or other financial information; emerging new products; and plans, strategies and objectives of management for future operations, including growing revenue, controlling operating costs, increasing production volumes, and expanding business with core customers. The risks and uncertainties referred to above include, but are not limited to, future economic and business conditions, the loss of key customers or reduction in the purchase of products by any such customers, the failure of the market for I.D. Systems’ products to continue to develop, the possibility that I.D. Systems may not be able to integrate successfully the business, operations and employees of acquired businesses, the inability to protect I.D. Systems’ intellectual property, the inability to manage growth, the effects of competition from a variety of local, regional, national and other providers of wireless solutions, and other risks detailed from time to time in I.D. Systems’ filings with the Securities and Exchange Commission, including its annual report on Form 10-K for the year ended December 31, 2016. These risks could cause actual results to differ materially from those expressed in any forward-looking statements made by, or on behalf of, I.D. Systems. Unless otherwise required by applicable law, I.D. Systems assumes no obligation to update the information contained in this press release, and expressly disclaims any obligation to do so, whether as a result of new information, future events or otherwise.

I.D. Systems Contacts

Ned Mavrommatis, CFO

ned@id-systems.com

201-996-9000

Liolios Group, Inc.

Matt Glover

IDSY@liolios.com

949-574-3860